UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934 Date of report

(Date of earliest event reported): October 18, 2010

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 18, 2010, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $500,000,000 aggregate principal amount of the Company’s 3.700% Notes due 2020 (the “2020 Notes”) and $300,000,000 aggregate principal amount of its 5.500% Notes due 2041 (the “2041 Notes,” and together with the 2020 Notes, the “Notes”). The Notes will be issued pursuant to an indenture, dated as of August 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997, a Third Supplemental Indenture dated as of April 22, 1998, a Fourth Supplemental Indenture dated as of October 30, 2001, a Fifth Supplemental Indenture dated as of October 27, 2003, a Sixth Supplemental Indenture dated as of September 23, 2004, a Seventh Supplemental Indenture dated as of April 25, 2007 and an Eighth Supplemental Indenture dated as of March 24, 2010 (collectively, the “Indenture”), and an Action of Authorized Pricing Officers dated as of October 18, 2010. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3ASR (Registration No. 333-164978) which became effective February 19, 2010. On October 19, 2010, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Act, its Prospectus, dated February 19, 2010, and Prospectus Supplement, dated October 18, 2010, pertaining to the offering and sale of the Notes.

The forms of the 2020 Notes and 2041 Notes are filed as Exhibits 4.2 and 4.3 to this Report, and are incorporated by reference in this Report.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibits are filed as a part of this Report.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 18, 2010, among CSX Corporation and J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein.
4.1	Action of Authorized Pricing Officers of CSX Corporation dated October 18, 2010.
4.2	Form of 2020 Notes.
4.3	Form of 2041 Notes.
5.1	Opinion of Davis Polk & Wardwell LLP.
12.1	Computation of Ratio of Earnings to Fixed Charges.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: October 20, 2010	By:	/s/ Carolyn T. Sizemore
		Name:	Carolyn T. Sizemore
		Title:	Vice President and Controller

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